UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
September 23, 2005 (September 19, 2005)
Peerless Mfg. Co.
(Exact name of registrant as specified in its charter)

Texas	0-5214	75-0724417

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2819 Walnut Hill Lane
Dallas, Texas 75229
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code : (214) 357-6181

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
     On September 19, 2005, the Chief Financial Officer of Peerless Mfg. Co. (the “Company”), Richard L. Travis, Jr., notified the Company that he was resigning as Chief Financial Officer, effective as of October 18, 2005.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits.

Exhibit No.	Description
99.1	Peerless Mfg. Co. press release dated September 23, 2005 announcing the resignation of its Chief Financial Officer (furnished pursuant to Item 5.02 of Form 8-K).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2005	Peerless Mfg. Co.

	By:	/s/ Sherrill Stone

Name: Sherrill Stone Title: Chief Executive Officer

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